UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2023

ATLANTA BRAVES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41746	92-1284827
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock	BATRA	The Nasdaq Stock Market LLC
Series C Common Stock	BATRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 18, 2023, at 5:00 p.m., New York City time (the “Effective Time”), Liberty Media Corporation (the “Liberty Media”) completed its previously announced split-off (the “Split-Off”) of its former wholly owned subsidiary Atlanta Braves Holdings, Inc. (“Company”).

The Split-Off was accomplished by a redemption by Liberty Media of each outstanding share of Liberty Braves common stock in exchange for one share of the corresponding series of the Company’s common stock. As a result of the Split-Off, the Company is an independent, publicly traded company and its assets and liabilities consist of 100% of the ownership and voting interests in Braves Holdings, LLC (“Braves Holdings”), which is the owner of the Atlanta Braves Major League Baseball Club, and certain other assets and liabilities associated with the Atlanta Braves Major League Baseball Club’s stadium and Braves Holdings’ mixed-use development and cash.

In connection with the Split-Off, the following agreements were entered into by the Company (the “Split-Off Agreements”):

•	the Reorganization Agreement, dated as of June 28, 2023, by and between the Company and Liberty Media, which provides for, among other things, the principal corporate transactions required to effect the Split-Off, certain conditions to the Split-Off and provisions governing the relationship between the Company and Liberty Media with respect to and resulting from the Split-Off;
•	the Tax Sharing Agreement, dated as of July 18, 2023, by and between the Company and Liberty Media, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between the Company and Liberty Media;
•	the Services Agreement, dated as of July 18, 2023, by and between the Company and Liberty Media, which governs the provision by Liberty Media to the Company of specified services and benefits following the Split-Off;
•	the Facilities Sharing Agreement, dated as of July 18, 2023, by and among the Company, Liberty Media, and Liberty Property Holdings, Inc. (a subsidiary of Liberty Media), pursuant to which the Company will share office facilities with Liberty Media located at 12300 Liberty Boulevard, Englewood, Colorado;
•	the Aircraft Time Sharing Agreements, each dated as of July 18, 2023, by and between Liberty Media and the Company, which govern the lease for each aircraft owned by Liberty Media (or in which a wholly-owned subsidiary of Liberty Media owns a fractional interest) from Liberty Media to the Company and the provision of fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis; and
•	the Registration Rights Agreement, dated as of July 18, 2023, by and between the Company and Liberty Media, which provides that, upon the request of Liberty Media and subject to certain limitations set forth therein, the Company will use reasonable best efforts to effect the registration under applicable federal or state securities laws of the approximately 1.8 million shares of Series C common stock of the Company issued to Liberty Media in connection with the settlement and extinguishment of the Braves Group intergroup interest attributed to the Liberty SiriusXM Group that was outstanding immediately prior to the Split-Off.

The section of the joint proxy statement/prospectus forming a part of Amendment No. 5 to the Company’s Registration Statement on Form S-4, declared effective by the Securities and Exchange Commission on June 9, 2023 (File No. 333-268922) (the “Prospectus”), entitled “Certain Relationships and Related Party Transactions—Agreements Relating to the Split-Off,” which describes the material terms of the Split-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Split-Off Agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Item 3.03.  Material Modification to Rights of Securities Holders

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 18, 2023, the Company filed its Amended and Restated Articles of Incorporation (the “Restated Charter”) with the Nevada Secretary of State, which became effective as of 4.01 p.m., New York City time on July 18, 2023.  The Restated Charter provided for the reclassification of the Company’s then outstanding common stock, par value $0.01 per share, into the Company’s Series A common stock, Series B common stock and Series C common stock (collectively, the “Company Common Stock”).  The Restated Charter sets forth the terms of the Company Common Stock and describes the rights of holders of the Company Common Stock.  The Series A common stock and Series C common stock is expected to begin trading on Nasdaq under the symbols “BATRA” and “BATRK” on July 19, 2023. The Series B common stock is expected to be quoted on the OTC Markets under the symbol “BATRB.”

Also on July 18, 2023, effective as of the Effective Time, the Company amended and restated its bylaws (the “Bylaws”) to read as filed as Exhibit 3.2 to this Current Report on Form 8-K.

The section of the Prospectus entitled “Description of SplitCo Capital Stock and Comparison of Stockholder Rights” which describes certain provisions of the Restated Charter and Bylaws, are incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Restated Charter and the Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Directors; Resignation of Renee L. Wilm

At the Effective Time, the size of the Company’s board of directors (the “Board”) was increased to five directors, and to fill the vacancies and newly created directorships resulting from the resignation described below and the expansion of the Board, Brian M. Deevy, Wonya Y. Lucas, Terence McGuirk and Diana M. Murphy were appointed to the Board of the Company. Gregory B. Maffei also continues to serve as a director of the Company. Following the appointments, the Company has a total of five directors and Gregory B. Maffei serves as Chairman of the Board. The members of the Board are divided into three classes: (i) Mr. Deevy appointed as a Class I Director, whose term will expire at the annual meeting of stockholders in 2024; (ii) Mr. McGuirk and Ms. Murphy appointed as Class II Directors, whose terms will expire at the annual meeting of stockholders in 2025; and (iii) Mr. Maffei and Ms. Lucas appointed as Class III Directors, whose terms will expire at the annual meeting of stockholders in 2026. Mr. Maffei and Mr. McGuirk will serve as members of the Executive Committee of the Board.  Mr. Deevy, Ms. Lucas and Ms. Murphy will serve as members of the Audit Committee of the Board, the Compensation Committee of the Board and the Nominating and Corporate Governance Committee of the Board, and each of Mr. Deevy, Ms. Lucas and Ms. Murphy will serve as the chairperson of the foregoing committees, respectively, following the Split-Off.

In connection with the closing of the Split-Off and appointment of the new directors, Renee L. Wilm resigned from the Board, effective as of the Effective Time.  Ms. Wilm remains Chief Legal Officer and Chief Administrative Officer of the Company.

Officers of the Company

In connection with the Split-Off, the individuals listed below, who served as the executive officers of Liberty Media prior to the Split-Off, were elected and appointed to serve as executive officers of the Company.

Name	Positions
Gregory B. Maffei Age: 63

Chief Executive Officer and President of the Company and Chairman of the Board

Mr. Maffei has served as (i) President and Chief Executive Officer of Liberty Media since May 2007, (ii) President, Chief Executive Officer and director of Liberty Broadband Corp. (“Liberty Broadband”) since June 2014, (iii) President and Chief Executive Officer of Liberty Media Acquisition Corp. (“LMAC”) from November 2020 until its liquidation and dissolution in December 2022, (iv) President and Chief Executive Officer of Liberty TripAdvisor Holdings, Inc. (“Liberty TripAdvisor”) since July 2013, having served as Chairman of its board since June 2015, (v) President and Chief Executive Officer of GCI Liberty, Inc. (“GCI Liberty”) from March 2018 until its combination with Liberty Broadband in December 2020, (vi) President and Chief Executive Officer of Qurate Retail, Inc. (“Qurate”) from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006, and as Chairman of its board since March 2018, (vii) a director of Sirius XM Holdings, Inc. since March 2009, including Chairman of its board since April 2013, (viii) a director of Live Nation Entertainment Inc. since February 2011, including Chairman of its board since March 2013, (ix) Chairman of the board of Liberty Broadband since June 2014, (x) a director of Charter Communication, Inc. since June 2014 and (xi) a director of Zillow Group, Inc. since February 2015.

He has served previously as (i) President and Chief Financial Officer of Oracle, (ii) Chairman, President and Chief Executive Officer of 360networks, (iii) Chief Financial Officer of Microsoft, (iv) a director of GCI Liberty from March 2018 until December 2020, (v) a director of Zillow, Inc. and its predecessor since May 2005 and as Chairman of its board since April 2013, (vi) a director of DIRECTV and its predecessors from February 2008 until June 2010, (vii) a director of Electronic Arts, Inc. from June 2003 until July 2013, (viii) a director of Barnes & Noble, Inc. from September 2011 until April 2014, (ix) Chairman of the board of STARZ from January 2013 until December 2016 and as (x) a director of Pandora Media, Inc. from September 2017 until February 2019.

Albert E. Rosenthaler Age: 63

Chief Corporate Development Officer of the Company.

Mr. Rosenthaler has served as (i) Chief Corporate Development Officer of Liberty Media, Qurate, Liberty TripAdvisor and Liberty Broadband since October 2016 and of LMAC from November 2020 to December 2022, and Chief Tax Officer of Liberty Media, Qurate, Liberty TripAdvisor and Liberty Broadband from January 2016 to September 2016, (ii) a director of TripAdvisor since February 2016 and Liberty TripAdvisor since August 2014, (iii) Chief Corporate Development Officer of GCI Liberty from March 2018 until December 2020, (iv) Chief Corporate Development Officer of Liberty Expedia Holdings, Inc. (“Liberty Expedia”) from October 2016 until July 2019, (v) Chief Tax Officer of Liberty Expedia from March 2016 until September 2016 and (vi) Senior Vice President of Liberty Media from May 2007 to December 2015, of Qurate from April 2002 to December 2015, of Liberty TripAdvisor from July 2013 to December 2015 and of Liberty Broadband from June 2014 to December 2015.

Name	Positions
Brian J. Wendling Age: 50

Principal Financial Officer and Chief Accounting Officer of the Company.

Mr. Wendling has served as (i) Chief Accounting Officer and Principal Financial Officer of Liberty Media since January 2020 and July 2019, respectively, (ii) Chief Accounting Officer and Principal Financial Officer of Qurate and Liberty Broadband since January 2020 and July 2019, respectively, and Chief Accounting Officer and Principal Financial Officer of LMAC from November 2020 to December 2022, (iii) Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016, (iv) Director of comScore, Inc. since March 2021, (v) Chief Accounting Officer and Principal Financial Officer of GCI Liberty from January 2020 and July 2019, respectively, until December 2020, (vi) Senior Vice President and Controller of Liberty Media, Qurate and Liberty Broadband from January 2016 until December 2019 and GCI Liberty from March 2018 until December 2019, (vii) Vice President and Controller of Liberty TripAdvisor from August 2014 until December 2015, (viii) Senior Vice President of Liberty Expedia from March 2016 until July 2019, (ix) Vice President and Controller of Liberty Media from November 2011 to December 2015, Qurate from November 2011 until December 2015 and Liberty Broadband from October 2014 until December 2015 and (x) various positions with Liberty Media and Qurate since 1999.

Renee L. Wilm Age: 49

Chief Legal Officer and Chief Administrative Officer of the Company.

Ms. Wilm has served as (i) Chief Executive Officer of Las Vegas Grand Prix, Inc., a wholly owned subsidiary of Liberty Media, since January 2022, (ii) Chief Legal Officer and Chief Administrative Officer of Liberty Media since September 2019 and January 2021, respectively, (iii) Chief Legal Officer and Chief Administrative Officer of Qurate, Liberty TripAdvisor and Liberty Broadband since September 2019 and January 2021, respectively, (iv) Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 until December 2022 and from January 2021 until December 2022, respectively, (v) a director of LMAC since 2021, (vi) Chief Legal Officer of GCI Liberty from September 2019 until  December 2020 and (vii) prior to 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented Liberty Media, Qurate, Liberty TripAdvisor, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance. While at Baker Botts L.L.P., Ms. Wilm was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office.

Item 8.01. Other Events.

On July 18, 2023, the Company issued a press release announcing the completion of the Split-Off and that interested shareholders and analysts are invited to participate in a brief quarterly Q&A sessions following completion of the prepared remarks on Liberty Media’s second quarter earnings conference call. During this Q&A session, management will be accepting questions regarding both Liberty Media and the Company. The conference call will be held on Friday, August 4th at 10:00 a.m. E.T. During the call, management may discuss the financial performance and outlook of both companies, as well as other forward-looking matters. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(b) The information required to be filed pursuant to Items 2.01 and 9.01 pursuant to Article 11 of Regulation S-X is incorporated by reference to the Financial Statements included in the Prospectus under the heading “Atlanta Braves Holdings, Inc.”

(d) Exhibits.

Exhibit No.	Description
2.1	Reorganization Agreement, dated as of June 28, 2023, by and between Liberty Media Corporation and Atlanta Braves Holdings, Inc.
3.1	Amended and Restated Articles of Incorporation of Atlanta Braves Holdings, Inc.
3.2	Amended and Restated Bylaws of Atlanta Braves Holdings, Inc.
10.1	Tax Sharing Agreement, dated as of July 18, 2023, by and between Liberty Media Corporation and Atlanta Braves Holdings, Inc.
10.2	Services Agreement, dated as of July 18, 2023, by and between Liberty Media Corporation and Atlanta Braves Holdings, Inc.
10.3	Facilities Sharing Agreement, dated as of July 18, 2023, by and among Atlanta Braves Holdings, Inc., Liberty Media Corporation, and Liberty Property Holdings, Inc.
10.4	Aircraft Time Sharing Agreements, dated July 18, 2023, by and between Liberty Media Corporation and Atlanta Braves Holdings, Inc.
10.5	Registration Rights Agreement, dated as of July 18, 2023, by and between Liberty Media Corporation and Atlanta Braves Holdings, Inc.
99.1	Press Release, dated July 18, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2023

ATLANTA BRAVES HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Senior Vice President